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                            SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549


                                      FORM 8-K


                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                                  July 27, 1998




                             CLASSIC BANCSHARES, INC.
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         (Exact name of Registrant as specified in its Charter)


            Delaware                   0-27170                61-1289391
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(State or other jurisdiction  (Commission File No.)(IRS Employer  Identification
of incorporation) No.)



       344 17th Street, Ashland, Kentucky                           41101
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  (Address of principal executive offices)                        (Zip Code)




        Registrant's telephone number, including area code: (606) 325-4789
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                                           N/A
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           (Former name or former address, if changed since last report)
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Item 5.     Other Events

     On July 27, 1998, the Registrant issued the press release attached hereto as Exhibit 99 announcing its earnings for the quarter ended June 30, 1998 and an increase in the cash dividend.

Item 7.     Financial Statements and Exhibits

     (a)     Exhibits

            99 Press release dated July 27, 1998.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CLASSIC BANCSHARES, INC.




Date: August 5, 1998                    By: /s/Lisah M. Frazier
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                                        Lisah M. Frazier, Vice President,
                                        Treasurer and Chief Financial
                                        Officer